VOYA EMPIRE TRADITIONS VARIABLE ANNUITY

A DEFERRED VARIABLE ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company of New York
and its
Separate Account NY-B of ReliaStar Life Insurance Company of New York

Supplement Dated May 16, 2022

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

One of more funds available through your contract changed names on April 29, 2022. The following is a list of all name changes applicable to investments under your contract.

List of Fund Name Changes

New Fund Name	Former Fund Name
VY® CBRE Global Real Estate Portfolio - Class S	VY® Clarion Global Real Estate Portfolio - Class S
VY® CBRE Real Estate Portfolio - Class S	VY® Clarion Real Estate Portfolio - Class S

A change has been approved to reorganize the following “Merging Portfolio” with and into the following “Surviving Portfolio.” It is expected that the reorganization will be effective on or about the close of business on July 8, 2022 (the “Reorganization Date”).

Merging Portfolio	Surviving Portfolio
VY T.Rowe Price International Stock Portfolio - Class S	Voya International Index Portfolio - Class S

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Merging Portfolio to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the Transfers section of your Contract Prospectus for information about making subaccount transfers.

On the Reorganization Date. The Surviving Portfolio is closed to new investors and to new investments by existing investors. On the Reorganization Date, your investment in the subaccount that invested in the Merging Portfolio will automatically become an investment in the subaccount that invests in the corresponding Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Portfolio will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invested in the Merging Portfolio will be automatically allocated to the subaccount that invests in the corresponding Surviving Portfolio. Class I shares have lower total fund expenses than Class S shares, and the effect of this transaction is to give contract owners an investment in a similar fund managed by the same investment adviser at a lower cost. See the Transfers section of your Contract Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 9271, Des Moines, IA 50306-9271 or calling us at 1-800-366-0066.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 9271
Des Moines, IA 50306-9271
1-800-366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.